                                                                    EXHIBIT 10.2

                                    AMENDMENT
                    AMENDMENT TO AN AGREEMENT FROM 05/18/1998
                 THAT WAS DRAWN UP AND SIGNED ON ________, 2005

BETWEEN:          MOKED ITURAN LTD., PRIVATE COMPANY 51-218465-6

                                                                 ON THE ONE HAND

AND:     1.      MOKED SERVICES, INFORMATION, MANAGEMENT, INVESTMENTS LTD.,
                 PRIVATE COMPANY 51-115929-8
                 of 155 Yigal Alon Street, Ramat-Gan

         2.      YEHUDA CAHANA LTD., PRIVATE COMPANY 51-218173-6
                 of 119 Bar Kochvah Street, Herzliya

         3.      P.K. GENERATORS AND EQUIPMENT LTD., PRIVATE COMPANY 51-129494-4
                 of Prof. Shorr Street, Holon Industrial Area

         4.      GIDEON EZRA LTD., PRIVATE COMPANY 51-221036-0
                 of 24 Beeri Street, Kochav Yair 44864

         5.      EFFI SHERATZKI, I.D. 51677128 AND/OR T.S.D. HOLDINGS LTD.
                 (PRIVATE COMPANY 51-346469-3)
                 of 24 Saltopolsky Street, Tel-Aviv 63475

         6.      YIGAL (GIGI) SHANI, I.D. 00780523
                 AND/OR G.N.S. HOLDINGS LTD. (PRIVATE COMPANY 51-346470-1)
                 of 24 Saltopolsky Street, Tel-Aviv 63475 Jointly and
                 individually (hereinafter: "THE SHAREHOLDERS")

                                                               ON THE OTHER HAND

WHEREAS          The parties wish to amend the agreement that was signed between them on 05/18/1998 ("THE AGREEMENT");

               NOW, THEREFORE, THE PARTIES HAVE AGREED AS FOLLOWS:

1.       In clause 4 (with all of its sub-clauses) - Wherever the rate of "8%
         (eight percent)" appears, it will be replaced by "10% (ten percent)", and wherever the rate of "2% (two percent)" appears, it will be replaced by "3.5% (three and a half percent)".

2.       Clause 4.4 will be added and will state as follows:

         "In accordance with the company's new articles of incorporation, it is agreed that the directorate members of the company will be divided into
         3 groups and their term of service will end as follows:

         -----------------------------------------------------------------------
             NAME OF THE DIRECTOR          GROUP       END OF TERM OF SERVICE
         -----------------------------------------------------------------------
         Amos Kurtz, Yoav Cahana,            A        Annual general company
         Eyal Sheratzki, Yigal Shani                  meeting for 2007
         -----------------------------------------------------------------------
         Yehuda Cahana, Avner Kurtz,         B        Annual general company
         Nir Sheratzki                                meeting for 2008
         -----------------------------------------------------------------------
         Gil Sheratzki, Ron Binyamin,        C        Annual general company
         Izzi  Sheratzki                              meeting for 2009
         -----------------------------------------------------------------------

         In a manner in which despite the aforesaid in clause 4.1 above, starting at the end of the service term of the appointed directors in group A above, Moked Services, Information, Management, Investments
         Ltd. will be entitled to require Moked to appoint one director for group A, as long as it holds at least 40% of the total votes (jointly with 3.5% of the total votes owned by P.K. Generators and Equipment
         Ltd.), Yehuda Cahana Ltd. will be entitled to require Moked to appoint one director for group A, as long as it holds at least 20% of the total votes, P.K. Generators and Equipment Ltd. will be entitled to require
         Moked to appoint one director for group A, as long as it holds at least
         20% of the total votes, and Yigal (Gigi) Shani or G.N.S. Holdings Ltd.
         will be entitled to require Moked to appoint one director only for group A, as long as one of them holds at least 3.5% of the total votes;

         And in a manner in which despite the aforesaid in clause 4.1 above, starting at the end of the service term of the appointed directors in group B above, Moked Services, Information, Management, Investments
         Ltd. will be entitled to require Moked to appoint one director for group B, as long as it holds at least 40% of the total votes (jointly with 3.5% of the total votes owned by P.K. Generators and Equipment
         Ltd.), Yehuda Cahana Ltd. will be entitled to require Moked to appoint one director for group B, as long as it holds at least 20% of the total votes, and P.K. Generators and Equipment Ltd. will be entitled to require Moked to appoint one director for group B, as long as it holds at least 20% of the total votes.

         And in a manner in which despite the aforesaid in clause 4.1 above, starting at the end of the service term of the appointed directors in group C above, Moked Services, Information, Management, Investments
         Ltd. will be entitled to require Moked to appoint two directors for group C, as long as it holds at least 36.5% of the total votes, and
         Effi Sheratzki or T.S.D. Holdings Ltd. will be entitled to require
         Moked to appoint one director only for group C, as long as one of them holds at least 3.5% of the total votes."

3.       Clause 6.1 - Instead of "25% (twenty five percent)" it will state:

                  "20% (twenty percent)".

4.       In the matter of clause 5.2 of the agreement - Whereas Moked transferred/sold shares from the time the agreement was signed until the signing of this addendum, it is hereby clarified by all the parties that they do not have any claim regarding any transfer that was made until the signing of this addendum.

5.       The parties undertake to vote for changing the Moked articles of incorporation, at the general meeting of Moked, in a manner that will reflect this amendment.

6.       This amendment will become effective from the time the application for registration of the company's shares (F-1 Registration Statement), which will be submitted to the securities authority in the U.S.A.
         (SEC), becomes effective.

7.       With the exception of the aforesaid the agreement remains the same and in effect.

           IN WITNESS WHEREOF, THE PARTIES HAVE SIGNED THIS AGREEMENT:

---------------------------------------------------------
MOKED SERVICES, INFORMATION, MANAGEMENT, INVESTMENTS LTD.

-----------------------             -----------------------------------
YEHUDA CAHANA LTD.                  MOKED ITURAN LTD.

-----------------------             -----------------------------------
GIDEON EZRA LTD.                    P.K. GENERATORS AND EQUIPMENT, LTD.

-----------------------             -----------------------------------
YIGAL (GIGI) SHANI                  EFFI SHERATZKI

-----------------------             -----------------------------------
G.N.S. HOLDINGS LTD.                T.S.D. HOLDINGS LTD.